UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 1, 2020

BEIGENE, LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-37686 (Commission File Number)	98-1209416 (I.R.S. Employer Identification Number)

c/o Mourant Governance Services (Cayman) Limited

94 Solaris Avenue, Camana Bay

Grand Cayman KY1-1108

Cayman Islands
(Address of Principal Executive Offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited

*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2020, BeiGene, Ltd. (the "Company") and fund partnerships affiliated with Baker Bros. Advisors LP (the “Selling Shareholders”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, as the representative of the several underwriters listed on Schedule I thereto (the “Underwriters”), related to a public offering (the “Offering”) of 1,511,546 American Depositary Shares (“ADSs”) of the Company by the Selling Shareholders at a price to the public of $225.00 per ADS. Each ADS represents 13 ordinary shares, par value $0.0001 per share, of the Company. In addition, the Selling Shareholders granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase, at the public offering price less any underwriting discounts and commissions, up to an additional 151,154 ADSs. The Company will not receive any of the proceeds from the sale of the ADSs being offered by the Selling Shareholders but will bear certain expenses incident to the offering (excluding underwriting discounts and commissions). The offering is expected to close on December 4, 2020, subject to customary closing conditions.

The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3ASR (File No. 333-238182), including the prospectus dated May 11, 2020, as supplemented by a prospectus supplement dated December 1, 2020, filed on December 1, 2020. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the ADSs.

The foregoing description of certain terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein. A copy of the opinion of Mourant Ozannes, relating to the legality of the ordinary shares underlying the ADSs being sold by the Selling Shareholders, is filed as Exhibit 5.1 hereto and is incorporated by reference herein.

As previously disclosed, on November 16, 2016, the Company entered into a registration rights agreement (the "Registration Rights Agreement") with 667, L.P., Baker Brothers Life Sciences, L.P. and 14159, L.P. (collectively, the "Baker Entities"), and Hillhouse BGN Holdings Limited, Gaoling Fund, L.P. and YHG Investment, L.P. (collectively, the "Hillhouse Entities") (each an "Investor" and collectively, the "Investors"), effective for up to four years. The Baker Entities are affiliated with two of the Company's directors, Michael Goller and Ranjeev Krishana. The Hillhouse Entities are affiliated with one of the Company's directors, Michael Yi. The Registration Rights Agreement provides that, subject to certain limitations, if at any time and from time to time after April 1, 2017, the Investors demand that the Company register its ordinary shares, par value US$0.0001 per share and any other securities of the Company held by the Investors at the time any such demand is made on a Registration Statement on Form S-3 for resale under the Securities Act, the Company would be obligated to effect such registration. The Company’s registration obligations under the Registration Rights Agreement include the Company’s obligation to facilitate certain underwritten public offerings of the Company’s ordinary shares or ADSs by the Investors. The Registration Rights Agreement also requires the Company to pay certain expenses relating to such registrations and to indemnify the Investors against certain liabilities.

On December 1, 2020, the Company and the Investors entered into an Amendment No.1 (the “Amendment”) to the Registration Rights Agreement, effective December 31, 2020, pursuant to which the Company's registration obligations under the Registration Rights Agreement will continue in effect for up to another three years, until December 31, 2023.

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

On December 1, 2020, the Company issued a press release announcing the launch of the Offering, and on December 1, 2020, the Company issued a press release announcing the pricing of the Offering. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.

In connection with the Offering, the Company included the following risk factor in the prospectus supplement, which also supplements the risk factors described under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and should be read in conjunction with the other risk factors presented in such Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Risks Related to Clinical Development and Regulatory Approval of Our Drugs and Drug Candidates

Preliminary data and results from an interim analysis from our clinical trials may be updated as more patient data become available and are subject to audit and verification procedures that could result in material changes in the data. The interim results of our clinical trials may not be predictive of future results. These data may or may not be sufficient to support regulatory submissions or approvals.

From time to time, we may publish or receive preliminary or interim analysis data from our clinical trials, such as the interim analysis data that we recently reported from the RATIONALE 303 trial of our anti- PD-1 antibody tislelizumab in non-small cell lung cancer. Clinical data may change over time from the preliminary and interim data from our clinical trials when more patient data become available. We also make assumptions, estimations, calculations and conclusions as part of our analyses of data, and we may not have received or had the opportunity to fully and carefully evaluate all data as of the time we publish or receive preliminary or interim data. Preliminary or interim data from our clinical trials are not necessarily predictive of final results. Interim and preliminary data remain subject to audit and verification procedures that may result in additional data being materially different from the preliminary or interim data we previously published or received. As a result, preliminary and interim data should be viewed with caution until the data are more mature and/or until final data are available. Material adverse changes in subsequent data compared to the preliminary or interim data could significantly harm our business prospects. Moreover, preliminary and interim data are subject to the risk that one or more of the clinical outcomes may materially change as more patient data become available when patients mature on study, patient enrolment continues, or as other ongoing or future clinical trials with a drug candidate further develop. The results of clinical trials may not be predictive of future results.

Further, others, including regulatory agencies, may not accept or agree with our assumptions, estimates, calculations, conclusions or analyses or may interpret or weigh the importance of interim or preliminary data differently or request additional data from us, any of which could have a material adverse effect on the value of the particular program, the approval or commercialization prospects of the particular drug candidate or drug and our business in general.

In addition, the information we choose to publicly disclose regarding a particular study or clinical trial is typically only the results from the primary analysis and key secondary analyses, which are only a portion of the extensive information generated from the study or clinical trial, and such disclosure may not include all information that investors may consider material. Any information we determine not to disclose may ultimately be or become significant with respect to future decisions, conclusions, views, activities or otherwise regarding a particular drug, drug candidate or our business. If the interim or preliminary data that we report are not supported by subsequent data, or if others, including regulatory authorities, disagree with the conclusions that we have reached with respect to such interim or preliminary data, our ability to obtain approval for, and commercialize, the drug candidate supported by the data may be harmed, which could have a material adverse effect on our business, operating results, prospects or financial condition.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1*	Underwriting Agreement, dated as of December 1, 2020, by and among the Company, the Selling Shareholders and Goldman Sachs & Co. LLC, as the representative of the several underwriters listed on Schedule I thereto

5.1	Opinion of Mourant Ozannes

10.1	Amendment No. 1 to Registration Rights Agreement, dated December 1, 2020, between the Company and the Investors

23.1	Consent of Mourant Ozannes (included in Exhibit 5.1)

99.1	Press release announcing the launch of the Offering, dated December 1, 2020

99.2	Press release announcing the pricing of the Offering, dated December 1, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Non-material schedules and exhibits have been omitted pursuant to Item 1.01 of Form 8-K. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking information about the Company within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein and therein which do not describe historical facts, including, among others, statements regarding the expected timing for the closing of the Offering; the Company’s expectations with respect to the Selling Shareholders granting the underwriters a 30-day option to purchase additional ADSs or the underwriters’ exercise of the same; and those statements in the materials furnished herewith that are designated as “forward-looking statements” are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, (1) the possibility that the closing conditions set forth in the Underwriting Agreement will not be met and that the parties will be unable to consummate the proposed transaction on the anticipated terms or at all; (2) that the cost of the transaction to the Company will be more than planned; (3) that the Company, the Selling Shareholders or the Underwriters will fail to fully perform their respective obligations under the Underwriting Agreement; and (4) other risks identified in the Company’s U.S. Securities and Exchange Commission (“SEC”) filings, including its Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and subsequent filings with the SEC, including without limitation the prospectus supplement filed with the SEC pursuant to Rule 424(b)(7) of the Securities Act on December 1, 2020. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Exhibit Index

Exhibit No.	Description
1.1*	Underwriting Agreement, dated as of December 1, 2020, by and among the Company, the Selling Shareholders and Goldman Sachs & Co. LLC, as the representative of the several underwriters listed on Schedule I thereto

5.1	Opinion of Mourant Ozannes

10.1	Amendment No. 1 to Registration Rights Agreement, dated December 1, 2020, between the Company and the Investors

23.1	Consent of Mourant Ozannes (included in Exhibit 5.1)

99.1	Press release announcing the launch of the Offering, dated December 1, 2020

99.2	Press release announcing the pricing of the Offering, dated December 1, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Non-material schedules and exhibits have been omitted pursuant to Item 1.01 of Form 8-K. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: December 2, 2020	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel